                        JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(l) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of the attached
Schedule 13G, and any and all amendments thereto, and expressly authorize Invesco Ltd., as the ultimate parent company of each of its undersigned subsidiaries, to file such Schedule 13G, and any and all amendments thereto, on behalf of each of them.

Dated: February 9, 2008                Invesco Ltd.

                                       By:  /s/ Lisa Brinkley
                                          ----------------------------------
                                       Name:  Lisa Brinkley
                                       Title: Global Compliance Director

                                       AIM Advisors, Inc.

                                       By:   /s/ Todd L. Spillane
                                          ----------------------------------
                                       Name:  Todd L. Spillane
                                       Title: Chief Compliance Officer

                                       AIM Capital Management, Inc.

                                       By:   /s/ Todd L. Spillane
                                          ----------------------------------
                                       Name:  Todd L. Spillane
                                       Title: Chief Compliance Officer

                                       AIM Funds Management, Inc.

                                       By:   /s/ Wayne Bolton
                                          ----------------------------------
                                       Name:  Wayne Bolton
                                       Title: Vice President, Compliance &
                                              Chief Compliance Officer

                                       AIM Private Asset Management, Inc.

                                       By:   /s/ Todd L. Spillane
                                          ----------------------------------
                                       Name:  Todd L. Spillane
                                       Title: Chief Compliance Officer

                                       Invesco National Trust Company

                                       By:   /s/ Kevin Lyman
                                          ----------------------------------
                                       Name:  Kevin Lyman
                                       Title: Assistant General Counsel

                                       Atlantic Trust Company, N.A.

                                       By:   /s/ Wayne Dewitt
                                          ----------------------------------
                                       Name:  Wayne DeWitt
                                       Title: General Counsel

                                       Invesco Hong Kong Limited

                                       By:   /s/ Asha Balachandra
                                          ----------------------------------
                                       Name:  Asha Balachandra
                                       Title: Reg. Head of Legal AP

                                       Invesco Asset Management Deutschland GmbH

                                       By:   /s/ Stephanie Ehrenfried
                                          ----------------------------------
                                       Name:  Stephanie Ehrenfried
                                       Title: Head of Legal CE

                                       Invesco Asset Management Limited

                                       By:   /s/ Nick Styman
                                          ----------------------------------
                                       Name:  Nick Styman
                                       Title: Director of European Compliance

                                       Invesco Asset Management S.A.

                                       By:   /s/ Patrick Riviere
                                          ----------------------------------
                                       Name:  Patrick Riviere
                                       Title: Chief Regional Officer

                                       Invesco Asset Management Oesterreich GmbH

                                       By:   /s/ Thomas Kraus
                                          ----------------------------------
                                       Name:  Thomas Kraus
                                       Title: Head of Sales

                                       Invesco Global Asset Management (N.A.),
                                       Inc.

                                       By:   /s/ Jeffrey Kupor
                                          ----------------------------------
                                       Name:  Jeffrey Kupor
                                       Title: Head of Legal WW Institutional

                                       Invesco GT Management Company S.A.

                                       By:   /s/ Nick Styman
                                          ----------------------------------
                                       Name:  Nick Styman
                                       Title: Director of European Compliance

                                       Invesco Institutional (N.A.), Inc.

                                       By:   /s/ Jeffrey Kupor
                                          ----------------------------------
                                       Name:  Jeffrey Kupor
                                       Title: Head of Legal WW Institutional

                                       Invesco Management S.A.

                                       By:   /s/ Alain Gerbaldi
                                          ----------------------------------
                                       Name:  Alain Gerbaldi
                                       Title: Head of Performance Measurement &
                                              Risk Analysis

                                       Invesco Maximum Income Management S.A.

                                       By:   /s/ Alain Gerbaldi
                                          ----------------------------------
                                       Name:  Alain Gerbaldi
                                       Title: Head of Performance Measurement &
                                              Risk Analysis

                                       Invesco Private Capital, Inc.

                                       By:   /s/ Jeffrey Kupor
                                          ----------------------------------
                                       Name:  Jeffrey Kupor
                                       Title: Head of Legal WW Institutional

                                       Invesco Senior Secured Management, Inc.

                                       By:   /s/ Jeffrey Kupor
                                          ----------------------------------
                                       Name:  Jeffrey Kupor
                                       Title: Head of Legal WW Institutional

                                       Invesco Taiwan Limited

                                       By:   /s/ Asha Balachandra
                                          ----------------------------------
                                       Name:  Asha Balachandra
                                       Title: Reg. Head of Legal, AP

                                       Invesco Asset Management (Japan) Limited

                                       By:   /s/ Asha Balachandra
                                          ----------------------------------
                                       Name:  Asha Balachandra
                                       Title: Reg. Head of Legal, AP

                                       Invesco Asset Management Ireland Limited

                                       By:   /s/ Alain Gerbaldi
                                          ----------------------------------
                                       Name:  Alain Gerbaldi
                                       Title: Head of Performance Measurement &
                                              Risk Analysis

                                       Invesco Kapitalanlagegesellschaft mbH

                                       By:   /s/ Stephanie Ehrenfried
                                          ----------------------------------
                                       Name:  Stephanie Ehrenfried
                                       Title: Head of Legal CE

                                       PowerShares Capital Management LLC

                                       By:    /s/ Kevin Gustafson
                                          ----------------------------------
                                       Name:  Kevin Gustafson
                                       Title: General Counsel, COO & CCO

                                       Stein Roe Investment Counsel, Inc.

                                       By:   /s/ Greg Campbell
                                          ----------------------------------
                                       Name:  Greg Campbell
                                       Title: General Counsel

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 13G

                   Under the Securities Exchange Act of 1934

                              (Amendment No. _ )*

                              Grant Prideco, Inc.
--------------------------------------------------------------------------------
                                (Name of Issuer)

                                  Common Stock
--------------------------------------------------------------------------------
                         (Title of Class of Securities)

                                   38821G101
--------------------------------------------------------------------------------
                                 (CUSIP Number)

                               December 31, 2007
--------------------------------------------------------------------------------
             (Date of Event Which Requires Filing of this Statement)

Check the appropriate box to designate the rule pursuant to which this Schedule is filed:

         [X] Rule 13d-1(b)

         [ ] Rule 13d-1(c)

         [ ] Rule 13d-1(d)

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

The information required in the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

                                  SCHEDULE 13G

CUSIP No. 38821G101

--------------------------------------------------------------------------------

    1. Names of Reporting Persons. I.R.S. Identification Nos. of above persons (entities only).
         Invesco Ltd.
             Invesco National Trust Company
             PowerShares Capital Management LLC
             PowerShares Capital Management Ireland LTD
             AIM Advisors, Inc.
             AIM Capital Management, Inc.
             Invesco Institutional (N.A.), Inc.
             Stein Roe Investment Counsel, Inc.
             AIM Private Asset Management, Inc.
             Invesco Asset Management Limited
             Invesco Management S.A.
--------------------------------------------------------------------------------

    2.   Check the Appropriate Box if a Member of a Group (see Instructions)
         (a)
         (b)

--------------------------------------------------------------------------------

    3.   SEC Use Only  _______________________________________________

--------------------------------------------------------------------------------

    4.   Citizenship or Place of Organization
         Invesco Ltd.  - Bermuda
             Invesco National Trust Company - US
             PowerShares Capital Management LLC - US
             PowerShares Capital Management Ireland LTD - Ireland
             AIM Advisors, Inc. - US
             AIM Capital Management, Inc. - US
             Invesco Institutional (N.A.), Inc. - US
             Stein Roe Investment Counsel, Inc. - US
             AIM Private Asset Management, Inc. - US
             Invesco Asset Management Limited - England
             Invesco Management S.A. - Luxembourg

--------------------------------------------------------------------------------

                       5. Sole Voting Power 6,766,771: Such shares are held by the following entities in the respective amounts listed:

                               Invesco National Trust Company - 43,316
                               PowerShares Capital Management LLC - 221,486
                               PowerShares Capital Management Ireland LTD - 16 AIM Advisors, Inc. - 5,672,954
                               AIM Capital Management, Inc. 520,515
                               Invesco Institutional (N.A.), Inc. - 167,800
                               Stein Roe Investment Counsel, Inc. - 95,125
                               AIM Private Asset Management, Inc. - 32,380
                               Invesco Asset Management Limited - 8,792
                               Invesco Management S.A. - 4,387

Number of Shares     -----------------------------------------------------------
Beneficially Owned
by Each Reporting      6.   Shared Voting Power             -0-
Person With
                     -----------------------------------------------------------

                       7. Sole Dispositive Power 6,816,070: Such shares are held by the following entities in the respective amounts listed:

                               Invesco National Trust Company - 86,358
                               PowerShares Capital Management LLC - 221,486
                               PowerShares Capital Management Ireland LTD - 16 AIM Advisors, Inc. - 5,672,954
                               AIM Capital Management, Inc. 520,515
                               Invesco Institutional (N.A.), Inc. - 167,800
                               Stein Roe Investment Counsel, Inc. - 101,382
                               AIM Private Asset Management, Inc. - 32,380
                               Invesco Asset Management Limited - 8,792
                               Invesco Management S.A. - 4,387

                     -----------------------------------------------------------

                       8.      Shared Dispositive Power           -0-

--------------------------------------------------------------------------------

    9.   Aggregate Amount Beneficially Owned by Each Reporting Person:
         6,816,070

--------------------------------------------------------------------------------

    10. Check if the Aggregate Amount in Row (9) Excludes Certain Shares (See Instructions) N/A

--------------------------------------------------------------------------------

    11.  Percent of Class Represented by Amount in Row (9)        5.41%

--------------------------------------------------------------------------------

    12.  Type of Reporting Person (See Instructions)
         IA, HC. See Items 2 and 3 of this statement.

                                  SCHEDULE 13G

Item 1(a)         Name of Issuer:

                  Grant Prideco, Inc

Item 1(b)         Address of Issuer's Principal Executive Offices:

                           400 N Sam Houston Parkway East
                           Suite 900
                           Houston, TX 77060
                           United States

Item 2(a)         Name of Person Filing:

                  Invesco Ltd.

                  In accordance with Securities and Exchange Commission Release No. 34-39538 (January 12, 1998), this statement on Schedule 13G or amendment thereto is being filed by Invesco Ltd. ("Invesco"), a Bermuda Company, on behalf of itself and its subsidiaries listed in Item 4 of the cover of this statement. Invesco through such subsidiaries provides investment management services to institutional and individual investors worldwide.

                  Executive officers and directors of Invesco or its subsidiaries may beneficially own shares of the securities of the issuer to which this statement relates (the "Shares"), and such Shares are not reported in this statement. Invesco and its subsidiaries disclaim beneficial ownership of Shares beneficially owned by any of their executive officers and directors. Each of Invesco's direct and indirect subsidiaries also disclaim beneficial ownership of Shares beneficially owned by Invesco and any other subsidiary.

Item 2(b)         Address of Principal Business Office:

                  1360 Peachtree Street NE
                  Atlanta, GA 30309
                  United States

Item 2(c)         Citizenship:

                  See the response to Item 2(a) of this statement.

Item 2(d)         Title of Class of Securities:

                  Common Stock, $.01 par value per share

Item 2(e)         CUSIP Number:

                  38821G101

Item 3 If this statement is filed pursuant to ss240.13d-1(b) or 240.13d-2(b) or (c), check whether the person filing is a:

          (e) [x] An investment adviser in accordance with section 240.13d-1(b)
                  (1)(ii)(E)

          (g) [x] A parent holding company or control person in accordance with section 240.13d-1(b)(1)(ii)(G)

                  As noted in Item 2 above, Invesco is making this filing on behalf of its subsidiaries listed herein. Each of these entities is either an investment adviser registered with the United States Securities and Exchange Commission under Section 203 of the Investment Advisers Act of 1940, as amended, or under similar laws of other jurisdictions. Invesco is a holding company.

Item 4            Ownership:

                  Please see responses to Items 5-8 on the cover of this statement, which are incorporated herein by reference.

Item 5            Ownership of Five Percent or Less of a Class:

                  If this statement is being filed to report the fact that as of the date hereof the reporting person has ceased to be the beneficial owner of more than five percent of the class of securities, check the following

                  [ ]

Item 6            Ownership of More than Five Percent on Behalf of Another
                  Person:

                  N/A

Item 7 Identification and Classification of the Subsidiary Which Acquired the Security Being reported on By the Parent Holding
                  Company:

                  Please see Item 3 of this statement, which is incorporated herein by reference.

Item 8            Identification and Classification of Members of the Group:

                  N/A

Item 9            Notice of Dissolution of a Group:

                  N/A

Item 10           Certification:

                  By signing below I certify that, to the best of my knowledge and belief, the securities referred to above were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of the issuer of the securities and were not acquired and are not held in connection with or as a participant in any transaction having that purpose or effect.

                  Signature:

                  After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

                                                         02/09/2008
                                             -----------------------------------
                                                            Date

                                             Invesco Ltd.

                                             By: /s/ Lisa Brinkley
                                                 -------------------------------
                                             Lisa Brinkley
                                             Global Compliance Director

                             JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(l) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of the attached
Schedule 13G, and any and all amendments thereto, and expressly authorize Invesco Ltd., as the ultimate parent company of each of its undersigned subsidiaries, to file such Schedule 13G, and any and all amendments thereto, on behalf of each of them.

Dated: February 9, 2008                Invesco Ltd.

                                       By:  /s/ Lisa Brinkley
                                          --------------------------------------
                                       Name:  Lisa Brinkley
                                       Title: Global Compliance Director

                                       AIM Advisors, Inc.

                                       By:   /s/ Todd L. Spillane
                                          --------------------------------------
                                       Name:  Todd L. Spillane
                                       Title: Chief Compliance Officer

                                       AIM Capital Management, Inc.

                                       By:   /s/ Todd L. Spillane
                                          --------------------------------------
                                       Name:  Todd L. Spillane
                                       Title: Chief Compliance Officer

                                       AIM Funds Management, Inc.

                                       By:   /s/ Wayne Bolton
                                          --------------------------------------
                                       Name:  Wayne Bolton
                                       Title: Vice President, Compliance & Chief
                                              Compliance Officer

                                       AIM Private Asset Management, Inc.

                                       By:   /s/ Todd L. Spillane
                                          --------------------------------------
                                       Name:  Todd L. Spillane
                                       Title: Chief Compliance Officer

                                       Invesco National Trust Company

                                       By:   /s/ Kevin Lyman
                                          --------------------------------------
                                       Name:  Kevin Lyman
                                       Title: Assistant General Counsel

                                       Atlantic Trust Company, N.A.

                                       By:   /s/ Wayne Dewitt
                                          --------------------------------------
                                       Name:  Wayne DeWitt
                                       Title: General Counsel

                                       Invesco Hong Kong Limited

                                       By:   /s/ Asha Balachandra
                                          --------------------------------------
                                       Name:  Asha Balachandra
                                       Title: Reg. Head of Legal AP

                                       Invesco Asset Management Deutschland GmbH

                                       By:   /s/ Stephanie Ehrenfried
                                          --------------------------------------
                                       Name:  Stephanie Ehrenfried
                                       Title: Head of Legal CE

                                       Invesco Asset Management Limited

                                       By:   /s/ Nick Styman
                                          --------------------------------------
                                       Name:  Nick Styman
                                       Title: Director of European Compliance

                                       Invesco Asset Management S.A.

                                       By:   /s/ Patrick Riviere
                                          --------------------------------------
                                       Name:  Patrick Riviere
                                       Title: Chief Regional Officer

                                       Invesco Asset Management Oesterreich GmbH

                                       By:   /s/ Thomas Kraus
                                          --------------------------------------
                                       Name:  Thomas Kraus
                                       Title: Head of Sales

                                       Invesco Global Asset Management (N.A.),
                                       Inc.

                                       By:   /s/ Jeffrey Kupor
                                          --------------------------------------
                                       Name:  Jeffrey Kupor
                                       Title: Head of Legal WW Institutional

                                       Invesco GT Management Company S.A.

                                       By:   /s/ Nick Styman
                                          --------------------------------------
                                       Name:  Nick Styman
                                       Title: Director of European Compliance

                                       Invesco Institutional (N.A.), Inc.

                                       By:   /s/ Jeffrey Kupor
                                          --------------------------------------
                                       Name:  Jeffrey Kupor
                                       Title: Head of Legal WW Institutional

                                       Invesco Management S.A.

                                       By:   /s/ Alain Gerbaldi
                                          --------------------------------------
                                       Name:  Alain Gerbaldi
                                       Title: Head of Performance Measurement &
                                              Risk Analysis

                                       Invesco Maximum Income Management S.A.

                                       By:   /s/ Alain Gerbaldi
                                          --------------------------------------
                                       Name:  Alain Gerbaldi
                                       Title: Head of Performance Measurement &
                                              Risk Analysis

                                       Invesco Private Capital, Inc.

                                       By:   /s/ Jeffrey Kupor
                                          --------------------------------------
                                       Name:  Jeffrey Kupor
                                       Title: Head of Legal WW Institutional

                                       Invesco Senior Secured Management, Inc.

                                       By:   /s/ Jeffrey Kupor
                                          --------------------------------------
                                       Name:  Jeffrey Kupor
                                       Title: Head of Legal WW Institutional

                                       Invesco Taiwan Limited

                                       By:   /s/ Asha Balachandra
                                          --------------------------------------
                                       Name:  Asha Balachandra
                                       Title: Reg. Head of Legal, AP

                                       Invesco Asset Management (Japan) Limited

                                       By:   /s/ Asha Balachandra
                                          --------------------------------------
                                       Name:  Asha Balachandra
                                       Title: Reg. Head of Legal, AP

                                       Invesco Asset Management Ireland Limited

                                       By:   /s/ Alain Gerbaldi
                                          --------------------------------------
                                       Name:  Alain Gerbaldi
                                       Title: Head of Performance Measurement &
                                              Risk Analysis

                                       Invesco Kapitalanlagegesellschaft mbH

                                       By:   /s/ Stephanie Ehrenfried
                                          --------------------------------------
                                       Name:  Stephanie Ehrenfried
                                       Title: Head of Legal CE

                                       PowerShares Capital Management LLC

                                       By:    /s/ Kevin Gustafson
                                          --------------------------------------
                                       Name:  Kevin Gustafson
                                       Title: General Counsel, COO & CCO

                                       Stein Roe Investment Counsel, Inc.

                                       By:   /s/ Greg Campbell
                                          --------------------------------------
                                       Name:  Greg Campbell
                                       Title: General Counsel